SUPPLEMENT TO THE SCHWAB EQUITY INDEX FUNDS® PROSPECTUS
DATED FEBRUARY 28, 2009 AND AS AMENDED JULY 1, 2009

THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF DECEMBER 4, 2009.

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The table at page 25 of the prospectus is deleted in its entirety and replaced with the following:

Fund	Management Fee

Schwab S&P 500 Index Fund	0.06%
Schwab 1000® Index Fund	0.22%
Schwab Small-Cap Index Fund	0.15%
Schwab Total Stock Market Index Fund	0.06%
Schwab International Index Fund	0.15%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

©2009 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC REG52996-00 (12/09)